SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securites and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |  Preliminary Proxy Statement
| |  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e) (2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Under Rule 14a-12

                           INTEGRATED BIOPHARMA, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1.  Title of each class of securities to which transaction applies:
________________________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

4.  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

5.  Total fee paid:
________________________________________________________________________________

| |  Fee paid previously with preliminary materials:
________________________________________________________________________________

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
________________________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________

     3)  Filing Party:
________________________________________________________________________________

     4)  Date Filed:
________________________________________________________________________________

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205


                                                                October 28, 2005


To Our Stockholders:

         On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2005 Annual Meeting of Stockholders of Integrated BioPharma, Inc. (the "Company"), which will be held at 9:00 a.m. local time, on November 23, 2005 at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

         At the Annual Meeting, you will be asked to elect three Class II directors for a three year term; to amend the Company's Stock Option Plan and to ratify the appointment of independent auditors of the Company for the 2006 fiscal year. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about October 28, 2005.

         It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

                                                Sincerely,

                                                /s/ E. Gerald Kay
                                                E. Gerald Kay
                                                Chief Executive Officer

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 23, 2005

                             TO THE STOCKHOLDERS OF
                           INTEGRATED BIOPHARMA, INC.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Integrated BioPharma, Inc., a Delaware corporation ("INB" or the "Company"), will be held on November 23, 2005, at 9:00 a.m., local time, at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following proposals:

         1. To elect three Class II directors for a three year term to serve until the 2008 Annual Meeting of Stockholders;

         2. To amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 9,000,000 to 11,000,000;

         3. To ratify the appointment of Amper, Politziner & Mattia, P.C. as INB's independent accountants for the fiscal year ending June 30, 2006; and

         4. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

         Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 21, 2005 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 12,685,790.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, NO. 2 and NO. 3, TO BE PRESENTED TO INB STOCKHOLDERS AT THE ANNUAL MEETING.

                                             By order of the Board of Directors.

                                             /s/ Eleanor DiMartino
                                             Eleanor DiMartino
                                             Secretary
Hillside, New Jersey
October 28, 2005

         It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF STOCKHOLDERS

                         To be held on November 23, 2005

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc. ("INB" or the "Company"), a Delaware corporation, to be voted at the 2005 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 23, 2005, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about October 28, 2005.

         Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 21, 2005 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 12,685,790.

          Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

         At the Annual Meeting, stockholders will be asked to consider and vote upon proposals: (1) to elect three Class II directors for a three year term to serve until the 2008 Annual Meeting of Stockholders (the "Director Proposal");
(2) to amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 9,000,000 to 11,000,000 (the "Stock Option Plan Proposal"); and (3) to ratify the appointment of Amper, Politziner, & Mattia, P.C., as INB's independent auditors for the fiscal year ending June 30, 2006 (the "Independent Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Directors Proposal, the Stock Option Plan Proposal and the Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

SOLICITATION AND REVOCATION

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

         All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Director Proposal; (2) FOR the Stock Option Plan Proposal; (3) FOR the Independent Auditors Proposal, and in accordance with the proxy holder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

         The Company will bear its own cost for the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of nine (9) directors divided into three classes of directors serving staggered 3-year terms.

         The members of Class I, whose terms of office expire in 2006, are Mr. E. Gerald Kay, Ms. Riva Kay Sheppard and Mr. Carl DeSantis.

         The members of Class II, whose terms of office expire in 2005, are Ms. Christina Kay, Mr. Robert Canarick and Mr. Robert B. Kay.

         The members of Class III, whose terms of office expire in 2007, are Mr. Seymour Flug, Mr. Glenn Chang and Mr. Zarko Kraljevic

         The stockholders will consider and vote upon the election of Ms. Christina Kay, Mr. Robert Canarick and Mr. Robert B. Kay to serve their respective terms.

         Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

         The following table sets forth certain information with respect to the members of INB's Board of Directors during the fiscal year ended June 30, 2005.

                                                             Age        Class of Director      Directors Since
                                                             ---        -----------------      ----------------
E. Gerald Kay                                                 69            Class I                 1980
  Served as Chairman of the Board and President
  of the Company, and its predecessor since 1980,
  and was president until May 1999. On May 9,
  2003 he became Chief Executive Officer.

Riva Kay Sheppard                                             38            Class I                 1991
  Served as Vice President and director of the Company
  since May 1991. Mrs. Sheppard is the daughter of
  E. Gerald Kay and the sister of Christina Kay.

Carl DeSantis                                                 66            Class I                 2003
  Served as director of the Company since 2003.
  Mr. DeSantis has served as Chairman of CDS International
  Holdings, Inc. since June of 2001.  Prior to that he was
  Chairman of Rexall Sundown, Inc.

Christina Kay                                                 35            Class II                1994
  Served as Vice President and director of the Company
  since December 1994. Ms. Kay is the daughter of
  E. Gerald Kay and the sister of Riva Kay Sheppard.

Robert Canarick                                               55            Class II                1994
  Served as a director of the Company since December
  1994. From January 1998 until August of 2001
  he has served as general  counsel of NIA
  Group, LLC, an all lines independent insurance agency.
  From August 2001 he has served as President of Links
  Insurance Services, LLC. Mr. Canarick is a Certified
  Public Accountant and Attorney.

Seymour Flug                                                  70            Class III               2000
  Served as President of the Company from May 1999 until
  May 9, 2003. Prior to 1999, he was Chairman of the Board
  of Diners Club International.

Robert B. Kay                                                 65            Class II                2003
  Served as a director of the Company since 2003.
  Since 2002 he has served as Chairman of Paxis
  Pharmaceuticals, Inc.  Prior to that he was a founding -
  partner of the New York based law firm of Kay, Collyer &
  Boose LLP.  Mr. Kay is the brother of E. Gerald Kay.

Glenn Chang                                                   57            Class III               2003
  Served as a director of the Company since 2003.
  Since 1999 he has been Director, Executive Vice President
  and Chief Financial Officer of the First American
  International Bank, Brooklyn, N.Y. Prior to the founding
  of the Bank he spent almost 20 years at Citibank as Vice
  President. Mr. Chang is a Certified Public Accountant.

Zarko Kraljevic                                               85            Class III               2003
  Served as a director of the Company since 2003. Since
  1972 has served as President and CEO of Diners Club of
  Eastern Europe.


Recommendation and Vote

Approval of the election of these nominees for directors requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED ABOVE.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. During the fiscal year ended June 30, 2005, all such persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of Integrated BioPharma beneficially owned on October 1, 2005, by:

           * each person who is known by Integrated BioPharma to beneficially own five percent (5%) or more of the common stock of Integrated BioPharma;

           * each of the directors and executive officers of Integrated BioPharma; and

           * all of Integrated BioPharma's directors and executive officers, as a group.

         The address of each of the persons listed below is c/o Integrated BioPharma, Inc., 225 Long Avenue, Hillside, New Jersey 07205.

                               Number of Shares             Percent of Shares
Name of Beneficial Owner     Beneficially Owned (1)       Beneficially Owned (2)
------------------------     ----------------------       ----------------------

E. Gerald Kay                    6,208,384 (3)                     43.6%
Carl DeSantis                    2,135,417 (4)                     16.8%
Riva Kay Sheppard                1,336,164 (5)                     10.0%
Christina Kay                    1,336,164 (5)                     10.0%
Seymour Flug                     1,266,033 (6)                      9.3%
Robert B. Kay                    1,219,629 (7)                      9.3%
Eric Friedman                      754,066 (8)                      5.6%
Robert Canarick                    178,533 (9)                      1.4%
Directors and executive
officers as a group
(8 persons)                     14,434,390 (10)                    80.8%


------------------
(1) Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after October 1, 2005, by the exercise of warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 12,685,790 shares of common stock outstanding on October 1, 2005.

(3) Includes (i) 819,629 shares of common stock held by EGK LLC, of which Mr. Kay is the manager, and (ii) 1,557,026 shares of common stock issuable upon exercise of presently exercisable stock options. Shares dispositive power with Christina Kay with respect to 169,358 shares of common stock and with Riva Sheppard Kay with respect to 169,358 shares of common stock.

(4) Includes 819,629 shares owned by CDS Group Holdings, LLC, of which Mr. DeSantis is the manager.

(5) Includes 716,666 shares of common stock issuable upon exercise of presently exercisable stock options. Shares dispositive power with E. Gerald Kay with respect to 169,358 shares of common stock.

(6) Includes 950,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(7) Includes (i) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (ii) 400,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(8) Includes 681,666 shares of common stock issuable upon exercise of presently exercisable stock options. (9) Includes 150,000 shares of common stock issuable upon exercise of presently exercisable stock options. (10) Includes 5,172,024 shares of common stock issuable upon exercise of presently exercisable stock options.


       Securities Authorized for Issuance Under Equity Compensation Plans

         The following table includes information as of June 30, 2005 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

                                       5

                                               EQUITY COMPENSATION PLAN INFORMATION

                               Number of securities
                                to be issued upon       Weighted-average         Number of securities remaining
                                   exercise of          exercise price of      available for future issuance under
                               outstanding options,    outstanding options,    equity compensation plans (excluding
                                warrants and rights     warrants and rights    securities reflected in column (a))
                                       (a)                     (b)                            (c)
                               --------------------    ---------------------   ------------------------------------

Equity compensation plans
approved by security holders        6,407,928                 $3.13                         830,072

Equity compensation plans
not approved
by security holders                        --                    --                              --
                               --------------------    ---------------------   ------------------------------------

Total                               6,407,928                 $3.13                         830,072
                               ====================    =====================   ====================================



                                    DIRECTORS

         The Board of Directors did not have any formal meetings during the fiscal year ended June 30, 2005, but acted on numerous occasions by unanimous written consent. No compensation was paid to any director for his or her services to the Board of Directors or any committee. The only standing committee of the Board of Directors is the Audit Committee, whose members are Messrs. Canarick and Chang. The Audit Committee periodically consults with the Company's management and independent public accountants of financial matters, including the Company's internal financial controls and procedures. The Audit Committee met five times in the fiscal year ended June 30, 2005, and all members attended the meetings.

         The Company does not have a standing nominating committee or compensation committee. With respect to nominating and compensation matters, the entire Board performs these functions. At such time, if any, as the Board composition changes or the Board otherwise deems appropriate, the Company may establish a separate nominating and or compensation committee. As a result, the entire Board participates in the consideration of Board nominees and nominated the candidates for election named in this Proxy Statement.

         The Company has determined that due to the beneficial ownership by E. Gerald Kay and certain of his family members of greater than 50% of the Common Stock of the Company outstanding as of October 1, 2005, the Company is a "controlled company" as defined in the American Stock Exchange listing standards. As such, the Company is exempt from certain requirements of the American Stock Exchange listing standards, including the requirement to maintain a majority of independent directors on the Company's Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors.

                               EXECUTIVE OFFICERS

         The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

         Eric Friedman, age 57, has been the Chief Financial Officer and Treasurer of the Company from June 1996 through April 2005 and from August 2005 through the present. From June 1978 through May 1996, he was a partner in Shachat and Simson, a certified public accounting firm that audited the Company's financial statements from June 1976 until June 1995. Mr. Friedman was a director of Wire One Technologies, Inc., a publicly traded video conferencing and communications company until his resignation in June 2001.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended June 30, 2005, 2004 and 2003, certain compensation information as to the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company who served as an executive officer during the fiscal year ended June 30, 2005, and whose salary and bonus exceeded $100,000 in 2005 (the "Named Executive Officers").

                                                SUMMARY COMPENSATION TABLE


                                          Annual Compensation         Long Term Compensation
                                 -------------------------------      ----------------------

                                                                      Securities Underlying      All Other
Name and Principal Position      Year       Salary         Bonus          Stock Options         Compensation
---------------------------      ----       ------         -----      ---------------------     ------------

E. Gerald Kay                    2005      $97,875             -            100,000             $ 9,050 (1)(2)
Chairman of the Board            2004       97,500             -            100,000              14,100 (1)(2)
and Chief Executive Officer      2003       97,500       $50,000            400,000              27,817 (1)(2)(3)

Robert B. Kay                    2005       24,996             -            100,000             180,000 (4)
President and Chief              2004       24,996             -            100,000             180,000 (4)
Executive Officer, Paxis         2003        5,288             -            200,000              45,000 (4)
Pharmaceuticals, Inc.

Eric Friedman                    2005      200,769             -            100,000               6,000 (1)(2)
Chief Financial Officer          2004      200,000             -            100,000               7,767 (1)(2)
and Vice President               2003      174,664         8,500             75,000               5,103 (1)(2)

Riva Kay Sheppard                2005      109,980             -            100,000               7,800 (1)(2)
Vice President                   2004      109,980             -            100,000               7,800 (1)(2)
                                 2003      109,980        10,000            100,000               7,650 (1)(2)

Christina Kay                    2005      108,325             -            100,000               7,800 (1)(2)
Vice President                   2004       99,994             -            100,000               8,400 (1)(2)
                                 2003       99,994        10,000            100,000               7,929 (1)(2)


 --------------
(1) The disclosed amount includes the Company's matching contributions under the Company's 401(k) plan.

(2) The Company also provides the individuals with the use of a company car.

(3) Includes the Company's portion of premiums amounting to $18,817 during the fiscal year ended June 30, 2003 on a split dollar life insurance arrangement on Mr. Kay's life.

(4) Represents consulting fees paid to EVJ, LLC, of which Mr. Kay is the manager.

                                OPTION/SAR GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 2005

         The following table sets forth individual grants of stock options by INB pursuant to the Integrated Health Technologies, Inc. 2001 Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2005.

                                                 % of Total
                                                 Granted to
                      Securities Options        Employees in      Exercise         Expiration
     Name              Granted (#)(1)           Fiscal Year       Price (2)           Date
-----------------     ------------------        ------------      ----------    ------------------
E. Gerald Kay               14,430                   1.4%            $6.93      September 21, 2010
E. Gerald Kay               85,570                   8.1%             6.93      September 21, 2015
Eric Friedman              100,000                   9.5%             6.30      September 21, 2015
Robert B. Kay              100,000                   9.5%             6.30      September 21, 2015
Riva Kay Sheppard          100,000                   9.5%             6.30      September 21, 2015
Christina Kay              100,000                   9.5%             6.30      September 21, 2015



-----------------

(1) The date of grant for these options was September 21, 2004, which become exercisable on September 21, 2005.

(2) The exercise price of the options is equal to the fair market value of shares of Common Stock of the Company on the date of grant of the options except for the 100,000 of stock options granted to Mr. Kay, which was equal to 110% of the fair market value on the date of grant.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         The following tables sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 2005 based on the last sale price of a share of Common Stock on June 30, 2005 of $3.79.


                                                             Number of Securities        Value of Unexercised
                                                            Underlying Unexercised       In-the-Money Options
                           Acquired on        Value         Options at Fiscal Year      at Fiscal Year End ($)
                            Exercise       Realized (1)       End (#) Exercisable /          Exercisable /
       Name                   (#)              ($)               Unexercisable            Unexercisable (2)
----------------------     -----------     ------------     -----------------------     ----------------------
E. Gerald Kay                    --               --         1,457,026 / 100,000            4,144,479 / --
Robert B. Kay                    --               --           300,000 / 100,000              588,000 / --
Eric Friedman                10,000           66,000           581,666 / 100,000            1,204,065 / --
Riva Kay Sheppard                --               --           616,666 / 100,000            1,326,164 / --
Christina Kay                    --               --           616,666 / 100,000            1,326,164 / --


----------------------
(1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive.

(2) Based upon the fair market value of the shares of Common Stock on June 30, 2005 ($3.79), less the exercise price per share.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald Kay, Riva Kay Sheppard and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five-year period. On April 28, 2000 the lease was amended reducing the square footage and extending the lease to May 31, 2015.

            PROPOSAL NO. 2 APPROVAL OF AMENDMENT OF STOCK OPTION PLAN

         At the Annual Meeting, stockholders will be asked to approve an amendment to the Integrated Health Technologies, Inc. 2001 Stock Option Plan (the "Option Plan") to increase by 2,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 11,000,000 shares. The Board of Directors approved the amendment on October 1, 2005. The amendments and the Option Plan are summarized below. A copy of the Option Plan is available upon a stockholder's written request to the Company, 225 Long Ave., Hillside, New Jersey, 07205, Attention: Secretary.

Description of the Amendment

         The amendment increases by 2,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 11,000,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

Reasons for the Amendment

         The Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. In the view of the Board of Directors, stock options uniquely focus the attention of the officers and employees on the Company's goal of increasing shareholder value, since the options only provide a reward to the extent that the stock price increases. The Board of Directors further believes that stock option grants have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the Option Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for stock options.

         As of September 30, 2005, 805,072 shares of Common Stock remained available for the grant of stock options under the Option Plan. Based on the number of shares remaining under the Option Plan, and the shares anticipated to be needed for the granting of options to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the Option Plan.

Description of the Option Plan

         The Option Plan was adopted by the Board of Directors on October 1, 2001. The Option Plan provides for the granting of either "incentive stock options" or "non-qualified stock options" to acquire Common Stock (collectively, "Options") to employees, officers, directors, and consultants of the Company. The Option Plan also provides for the granting of restricted stock to eligible participants in addition to or in lieu of, stock options. An aggregate of 11,000,000 shares of Common Stock have been reserved for issuance under the Option Plan, subject to stockholder approval of the amendment. In the event that any outstanding options expire or are terminated or forfeited, the shares allocable to such expired, terminated or forfeited Options shall again become available for the granting of Options.

         Our Board of Directors approved the Option Plan on October 1, 2001 to provide for the granting of either "incentive stock options" or "non-qualified stock options." The Option Plan does not pose a limit or restriction on the number of shares, which our Board of Directors may grant as either incentive or non-qualified stock options. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows the Company to reward key employees for their contribution to the growth of the Company and to the appreciation in stockholder value. In not restricting the number of available shares for either incentive or non-qualified stock options, our Board of Directors will have greater flexibility in determining the type of options that may be granted.

         Our Board of Directors approved the Option Plan to also provide for the granting of restricted stock to eligible participants in addition to, or in lieu of, stock options. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based awards to eligible grantees, in order to accomplish our goal of giving the necessary incentive to our employees, officers, directors and consultants.

         Under the Option Plan, our Board of Directors has the authority to determine when options will vest and when options may be exercised, subject to applicable law. This provides our Board of Directors the flexibility necessary to determine the terms and conditions of options that are to be granted. By giving the Board of Directors the discretion to decide the vesting and exercise periods, our Board of Directors may tailor option grants to individual grantees, taking into account the performance of the Company and the particular contributions made by the grantee.

         Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of our Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price less than the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. The Option Plan permits our Board of Directors to determine how optionees may pay the exercise price of their options, including by cash or check, or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any combination of the permitted forms of payment.

         Our Board of Directors administers the Option Plan. Our Board of Directors has the authority to adopt, amend and repeal the rules, guidelines and practices of the Option Plan and to interpret its provisions. It may delegate authority under the Option Plan to one or more committees of the Board of Directors and, subject to certain limitations to a member of our Board of Directors or, to one or more of our executive officers. Subject to any applicable limitations contained in the Option Plan, our Board of Directors or any committee, member of the Board of Directors or executive officer to whom our Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:

         * The number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

         * The exercise price of options;

         * The duration of options; and

         * The number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

         Future grants of options under the Option Plan are in the discretion of the Board and, thus the amount of such grants, if any, are not presently determinable.

         The market value of the Common Stock as of the close of business on September 30, 2005 as reflected by the closing price of the Common Stock on the American Stock Exchange, was $2.06 per share.

Recommendation and Vote

Approval of the amendment to the Company's Option Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S OPTION PLAN.


                         PROPOSAL NO. 3 RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of INB has appointed the firm of Amper, Politziner & Mattia, P.C., independent auditors, to audit the consolidated financial statements of Integrated BioPharma, Inc. and its subsidiaries for the fiscal year ending June 30, 2006, subject to ratification by the INB Stockholders.

         A member of Amper, Politziner & Mattia, P.C. is expected to be present at the Annual Meeting and to be provided with the opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

         Representatives of Amper, Politziner & Mattia, P.C. normally attend most meetings of the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

         The Audit Committee, on an annual basis, reviews the services performed by Amper,Politziner & Miattia, P.C., and reviews and approves the fees charged by Amper, Politziner & Mattia, P.C.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2005 and 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for those fiscal years, were $172,500 and $140,000, respectively, all of which are attributable to Amper, Politziner & Mattia, P.C.

Financial Information Systems Design and Implementation Fees

         Amper, Politziner & Mattia, P.C. did not render professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2005

All Other Fees

         Amper, Politziner & Mattia, P.C. received $15,700 in fees for other services for the fiscal year ended June 30, 2004. These fees relate to services provided for acquisition, tax and research advice.

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

                    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
             FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two (2) directors. Each of the two members of the committee are independent. The Board of Directors has adopted an Audit Committee Charter. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with Management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

         Based upon the Audit Committee's discussions with Management and the independent public accountants and the Audit Committee's review of the representation of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 filed with the Securities and Exchange Commission.

         The foregoing has been approved by all members of the Audit Committee.

                                   Glenn Chang
                                   Robert Canarick


                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

         Stockholder proposals to be included in the Company's proxy statement with respect to the 2006 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than July 5, 2006. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

         The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board may be sent to the Board at the Company's chief executive offices at Integrated BioPharma, Inc., 225 Long Avenue, New Jersey 07205, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). A shareholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

                             DISCRETIONARY AUTHORITY

         A duly executed proxy given in connection with the Company's 2005 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 14, 2005, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2005 Annual Meeting of Stockholders, without advice in the Company 2005 Proxy Statement as to the nature of such matter.

                          OTHER BUSINESS OF THE MEETING

         The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2005 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, INTEGRATED BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.

                                              By order of the Board of Directors


                                              /s/ E. Gerald Kay
                                              E. Gerald Kay
                                              Chief Executive Officer


                                       14
October 28, 2005